EXHIBIT 99.2

                 BSCMI Mortgage Loan Purchase and Sale Agreement

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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of October 12, 2004, between Bear Stearns Commercial Mortgage, Inc., as seller (the "Seller" or "BSCMI") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule").

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bank of America, N.A. ("Bank of America") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc. ("BSCI"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of September 30, 2004 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and BSCI, as initial purchasers (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of September 30, 2004 (the "Certificate Purchase Agreement"), among BACM, Banc of America and BSCI. BACM intends to place certain other of the remaining Classes of Certificates (the "Privately Placed Certificates") to Banc of America, as private placement agent (the "Private Placement Agent"), pursuant to a private placement agency agreement dated as of September 30, 2004 (the "Private Placement Agency Agreement"), between BACM and Banc of America. The Registered Certificates are more fully described in the prospectus dated September 30, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated September 30, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in a private placement memorandum each dated September 30, 2004 (the "Memorandum"), as they may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of October 1, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $299,938,283.64, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about October 12, 2004 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) [Reserved].

            (h) [Reserved].

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a corporation, duly authorized, validly existing and in good standing under the laws of the State of New York.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the related Mortgage Loan Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the related Mortgage Loan Seller and the Depositor have agreed in the related Mortgage Loan Purchase and Sale Agreement to uncross the repurchased Cross-Collateralized Mortgage Loan or affected property; provided the Depositor has received a tax opinion that uncrossing the repurchased Cross-Collateralized Mortgage Loan will not adversely affect the status of any of REMIC I, REMIC II or the Component Mortgage Loan REMIC as a REMIC under the Code.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) [Reserved];

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Secretary of State of the State of New York, dated not earlier than 30 days prior to the Closing Date; and (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention: David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bear Stearns Commercial Mortgage, Inc., 383 Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing Director, Commercial Mortgage Department, telecopy number: (212) 272-7047 (with copies to Joseph J. Jurkowski, Jr., Managing Director, Legal Department) telecopy number: (917) 849-1179, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Waiver of Trial by Jury.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                       By:   /s/ Richard A. Ruffer Jr.
                                          --------------------------------------
                                          Name:  Richard A. Ruffer Jr.
                                          Title: Managing Director

                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                       INC.

                                       By:   /s/ Nidhi Kapila
                                          --------------------------------------
                                          Name:  Nidhi Kapila
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE



Sequence
Number                 Loan Number  Property Name
------                 -----------  -------------
           1                 58326  Arbors of Watermark
           2                 58329  The Promenade at Mission Viejo
           3                  9974  Twin Creeks Apartments
           4                 58395  AMLI Nantucket
           5                 58328  Deerfield Apartments

         6.1                 40284  Henridge Apartments
         6.2                 40284  Sandra Court Apartments
         6.3                 40284  Leverington Court Apartments
           6                 40284  Roxborough Portfolio (Roll Up)

           7                 58260  Breckenridge Apartments
           8                  6835  Euclid Meadows Apartments
           9                 40931  984 Sheridan Avenue
          10                 41035  2544 Valentine Avenue
          11                  9323  Lion's Way Apartments
          12                 58322  Skyview Village Apartments
          13                 40457  Presidential Halls
          14                  8263  Greentree Apartments NC
          15                 10364  Casa Grande Apartments
          16                 10009  Winston Apartment Complex
          17                  6979  The Harrison Apartments
          18                  8811  Hillside Woods
          19                  8810  Clare Meadows Apartments
          20                 58295  Simon - West Ridge Mall
          21                 57564  8027 Leesburg Pike
          22                 39342  Santa Rosa Mall
          23                 40719  Northpointe Plaza

        24.1                 39789  Columbia Plaza
        24.2                 39789  Fullerton Plaza
        24.3                 39789  North East Station
        24.4                 39789  Colonie Plaza
          24                 39789  GE-Kimco Portfolio (Roll Up)

          25                 58298  Simon - Boardman Plaza
          26                 41160  Pine Ridge Plaza

        27.1                 40390  Heritage Towne Crossing
        27.2                 40390  Eckerd Norman
        27.3                 40390  Eckerd Edmond
          27                 40390  Inland Southwest Portfolio (Roll Up)

          28                 40717  Pottstown Plaza
          29                 57951  Citrus Village Plaza
          30                 41602  Plaza at Marysville
          31                 40740  North Rivers Town Center
          32                 39593  Cranberry Square
          33                 57534  The Center at Coldwater
          34                 58150  Harwood Central Village
          35                 58107  Gregory Village
          36                 39154  Duval Station Center

        37.1                 41196  Eckerd - Kill Devil Hills, NC
        37.2                 41196  Eckerd - Columbia, SC
        37.3                 41196  Eckerd - Greer, SC
        37.4                 41196  Eckerd - Crossville, TN
          37                 41196  Inland Eckerd Portfolio (Roll Up)

          38                 58109  19th and Greenway
          39                 39952  Paradise Promenade
          40                 58039  Stonebridge Crossing
          41                 38450  Southgate Plaza
          42                 41020  Springboro Plaza
          43                 40704  Wendover Village
          44                  7039  Swatara Retail Center
          45                 57810  Milford Square
          46                  9853  Vienna Marketplace
          47                 41195  Center Pointe Shopping Center
          48                 58089  Mane Street Shopping Center
          49                 57981  East Lake Shopping Center
          50                  9639  Dallas Retail Center - Dallas, Oregon
          51                  9125  Abbeville Shopping Center
          52                 57982  South Loop II Shopping Center
          53                  8521  East Broadway Retail Shops
          54                 58399  Bank of America Center

        55.1                 39141  1101 Creekside Ridge Drive
        55.2                 39141  1025 Creekside Ridge Drive
        55.3                 39141  10734 International Drive
          55                 39141  Evergreen Portfolio B (Roll Up)

          56                 58035  FCB Worldwide Building
          57                 58175  Woodmont Plaza
          58                 58123  Old Mill Corporate Center II
          59                 57921  Beaumont Business Center
          60                 58185  2601 Network Boulevard
          61                 58033  Highland Park Place

        62.1                 57825  508 Medical Center
        62.2                 57825  506 Medical Center
        62.3                 57825  Medical Center Atrium
          62                 57825  506 Medical Center, 508 Medical Center, & Medical Center Atrium (Roll Up)

          63                 58111  Galaxy Center Office II
          64                 39802  405 Jackson Street
          65                 58168  Grass Valley
          66                 58072  Snapper Creek Medical Office Building
          67                 57856  Alaska VA Clinic
          68                  9129  Corrado Medical Building
          69                 57819  North Hills Medical Office Building
          70                 58164  Mayflower Center
          71                 57820  One Forest Medical Plaza
          72                 57847  Bay Area Medical Center
          73                 58096  Gale Commerce Center
          74                 10035  Westwinds Business Park
          75                  9244  1334 Third Street
          76                 58186  Viewpoint Office Complex
          77                  9301  Brooklet Service Center
          78                  7477  Quail Street Office
          79                 57884  Grandview Medical Office Building
          80                  8748  Stadium Place Office
          81                 57882  Southern Hills Medical Office Building A
          82                 57476  Precision Park
          83                 41399  Wrangler Company
          84                 39914  Kraft Food Warehouse

          85                 58208  Sun Communities - Buttonwood Bay
          86                 58210  Sun Communities - Meadows
          87                 58330  Sun Communities - Pine Ridge
          88                 58209  Sun Communities - Maplewood
                                    Sub-Total Crossed Loans

        89.1                 58230  Sun Communities Portfolio 12 - Meadowbrook Village
        89.2                 58230  Sun Communities Portfolio 12 - Grand Village
        89.3                 58230  Sun Communities Portfolio 12 - Brentwood Village
        89.4                 58230  Sun Communities Portfolio 12 - Hamlin
          89                 58230  Sun Communities Portfolio 12 (Roll Up)
          90                 58231  Sun Communities - Catalina
                                    Sub-Total Crossed Loans

        91.1                 58211  Sun Communities Portfolio 2 - Pheasant Ridge
        91.2                 58211  Sun Communities Portfolio 2 - Creekwood Meadows
        91.3                 58211  Sun Communities Portfolio 2 - Groves
        91.4                 58211  Sun Communities Portfolio 2 - Richmond Place
          91                 58211  Sun Communities Portfolio 2 (Roll Up)

          92                 58289  Zeman Portfolio - Town and Country
          93                 58266  Zeman Portfolio - Kingsway Estates
          94                 58281  Zeman Portfolio - Pleasant Ridge
          95                 58272  Zeman Portfolio - Old Oaks Estates
          96                  8790  Blue Lake Village MHC
          97                 58320  Dallas Market Center

        98.1                 58028  Extra Space Storage - Weymouth
        98.2                 58028  Extra Space Storage - Stockton
        98.3                 58028  Extra Space Storage - Northborough
        98.4                 58028  Extra Space Storage - Whittier
        98.5                 58028  Extra Space Storage - Lynn
          98                 58028  Extra Space Storage - ESPIV Portfolio (Roll Up)

          99                 58169  Mount Vernon Self Storage
         100                 58142  Laurel Canyon Self Storage

       101.1                 57979  Western
       101.2                 57979  Blackburn
       101.3                 57979  Britain
         101                 57979  Amarillo All Storage Center Portfolio (Roll Up)

         102                 58098  All Aboard Self Storage
         103                 57911  Shurgard - San Juan Creek
         104                  9269  Southpoint Self-Storage
         105                  9652  Classic Storage Station
         106                 10050  Storage Depot - McAllen
         107                  8650  Attic Self Storage-Monroe
         108                  8465  Best Western Seattle
                                    Total


Sequence
Number        Street Address                                                           City                  State
------        --------------                                                           ----                  -----
           1  1717 Canvasback Lane                                                     Columbus              OH
           2  28032 Marguerite Parkway                                                 Mission Viejo         CA
           3  11230-11450 SE Sunnyside Road                                            Clackamas             OR
           4  18949 Marsh Lane                                                         Dallas                TX
           5  860 Deerfield Boulevard                                                  Cincinnati            OH

         6.1  214 Salaignac Street                                                     Philadelphia          PA
         6.2  7000 Ridge Avenue                                                        Philadelphia          PA
         6.3  631 Leverington Avenue                                                   Philadelphia          PA
           6  Various                                                                  Philadelphia          PA

           7  239 Orville Street                                                       Fairborn              OH
           8  27300 Euclid Avenue                                                      Euclid                OH
           9  984 Sheridan Avenue                                                      Bronx                 NY
          10  2544 Valentine Avenue                                                    Bronx                 NY
          11  15043 Woodstone Drive                                                    Hammond               LA
          12  1001 Nimbus Drive                                                        Pflugerville          TX
          13  3300-3318 Paxton Street                                                  Harrisburg            PA
          14  4615 Greentree Road                                                      Wilmington            NC
          15  6455 San Juan Avenue                                                     Jacksonville          FL
          16  1709 SouthWest Morrison Street                                           Portland              OR
          17  2100 Virginia Drive                                                      Wichita Falls         TX
          18  3280 Hillside Drive                                                      Delafield             WI
          19  7760 South 51st Street                                                   Franklin              WI
          20  1801 S.W. Wanamaker Road                                                 Topeka                KS
          21  8027 Leesburg Pike and 1942 Old Gallows Road                             Vienna                VA
          22  300 Mary Esther Boulevard                                                Mary Esther           FL
          23  9604-10100 North Newport Highway                                         Spokane               WA

        24.1  501 Columbia Turnpike                                                    East Greenbush        NY
        24.2  7927 Belair Road                                                         Baltimore             MD
        24.3  2550 West Pulaski Highway                                                North East            MD
        24.4  1892 Central Avenue                                                      Colonie               NY
          24  Various                                                                  Various               Various

          25  243 Boardman Canfield Road                                               Youngstown            OH
          26  3106-3240 Iowa Street                                                    Lawrence              KS

        27.1  1301 West Glade Road & 3001 State Highway 121                            Euless                TX
        27.2  3651 West Robinson                                                       Norman                OK
        27.3  1237 East Danforth                                                       Edmond                OK
          27  Various                                                                  Various               Various

          28  799 State Street                                                         Pottstown             PA
          29  700 East Redlands Boulevard                                              Redlands              CA
          30  1242 State Street                                                        Marysville            WA
          31  7250 Rivers Avenue                                                       North Charleston      SC
          32  1000 Cranberry Square Drive                                              Cranberry             PA
          33  12930-50 Ventura Boulevard                                               Studio City           CA
          34  2101-2113 Harwood Road                                                   Bedford               TX
          35  1601-1699 Contra Costa Boulevard                                         Pleasant Hill         CA
          36  50 Duval Station Road                                                    Jacksonville          FL

        37.1  2014 South Croatan Highway                                               Kill Devil Hills      NC
        37.2  7338 Broad River Road                                                    Columbia              SC
        37.3  1100 West Wade Hampton Blvd                                              Greer                 SC
        37.4  1106 North Main Street                                                   Crossville            TN
          37  Various                                                                  Various               Various

          38  1849,1855 and 1859 West Greenway                                         Phoenix               AZ
          39  5949-6029 Stirling Road                                                  Davie                 FL
          40  6700, 6710 and 6840 Virginia Parkway                                     McKinney              TX
          41  2422 Lafayette Road                                                      Portsmouth            NH
          42  725 West Central Avenue                                                  Springboro            OH
          43  4203 and 4205 West Wendover Avenue                                       Greensboro            NC
          44  6301 Grayson Road                                                        Harrisburg            PA
          45  649 North Dupont Boulevard                                               Milford               DE
          46  201-213 East Maple Avenue                                                Vienna                VA
          47  6525 & 6615 Calhoun Memorial Highway                                     Easley                SC
          48  1830-1878 North Main Street                                              Shelbyville           TN
          49  3301 East Rancier Avenue                                                 Killeen               TX
          50  109-119 East Ellendale Avenue and 242-244 Main Street                    Dallas                OR
          51  3005 Veterans Memorial Drive                                             Abbeville             LA
          52  2825 Thornton Lane                                                       Temple                TX
          53  624 East Broadway Boulevard                                              Jefferson City        TN
          54  555 California Street, 315 Montgomery Street, and 345 Montgomery Street  San Francisco         CA

        55.1  1101 Creekside Ridge Drive                                               Roseville             CA
        55.2  1025 Creekside Ridge Drive                                               Roseville             CA
        55.3  10734 International Drive                                                Rancho Cordova        CA
          55  Various                                                                  Various               CA

          56  17600 Gillette Avenue                                                    Irvine                CA
          57  8120 Woodmont Avenue & 4815 Rugby Avenue                                 Bethesda              MD
          58  6340 South 3000 East                                                     Salt Lake City        UT
          59  5431 Nellie Davis Lane, 5402-5460 Beaumont Center Boulevard              Tampa                 FL
          60  2601 Network Boulevard                                                   Frisco                TX
          61  4514 Cole Avenue                                                         Dallas                TX

        62.1  508 Medical Center Boulevard                                             Conroe                TX
        62.2  506 Medical Center Boulevard                                             Conroe                TX
        62.3  504 Medical Center Boulevard                                             Conroe                TX
          62  Various                                                                  Conroe                TX

          63  1000 Burnett Avenue                                                      Concord               CA
          64  405 Jackson Street                                                       San Francisco         CA
          65  400 Providence Mine Road                                                 Nevada City           CA
          66  7800 SW 87th Avenue                                                      Miami                 FL
          67  2925 DeBarr Road                                                         Anchorage             AK
          68  800 Swift Boulevard                                                      Richland              WA
          69  4375 Booth Calloway Road                                                 North Richland Hills  TX
          70  222 South Westmonte Drive                                                Altamonte Springs     FL
          71  12200 Park Central Drive                                                 Dallas                TX
          72  7121 South Padre Island Drive                                            Corpus Christi        TX
          73  17171 East Gale Avenue                                                   City of Industry      CA
          74  265,277, 285 South Street and 269 Bridge Street                          San Luis Obispo       CA
          75  1334 Third Street Promenade                                              Santa Monica          CA
          76  8215 South Eastern Avenue                                                Las Vegas             NV
          77  11011 Brooklet Drive                                                     Houston               TX
          78  1100 Quail Street                                                        Newport Beach         CA
          79  1000 Highway 28                                                          Jasper                TN
          80  1 Tacoma Avenue North                                                    Tacoma                WA
          81  393 Wallace Road                                                         Nashville             TN
          82  200 Frenchtown Road                                                      North Kingstown       RI
          83  12173 Rojas Drive                                                        El Paso               TX
          84  904 12th Street NW                                                       Mason City            IA

          85  10001 Highway 27 South                                                   Sebring               FL
          86  11 Cardinal Street                                                       Nappanee              IN
          87  400 Swift Street                                                         Prince George         VA
          88  12451 Pendleton Pike                                                     Lawrence              IN


        89.1  8920 Sheldon Road                                                        Tampa                 FL
        89.2  6500 Division Avenue South                                               Grand Rapids          MI
        89.3  201 60th Street SE                                                       Grand Rapids          MI
        89.4  5325 Van Orden Road                                                      Webberville           MI
          89  Various                                                                  Various               Various
          90  6501 Germantown Road                                                     Middletown            OH


        91.1  209 Longwood Court West                                                  Lancaster             PA
        91.2  3440 Creekside Boulevard                                                 Burton                MI
        91.3  16175 John Morris Road                                                   Fort Myers            FL
        91.4  36401 Division Road                                                      Richmond              MI
          91  Various                                                                  Various               Various

          92  815 East Oakton Street                                                   Des Plaines           IL
          93  38455 North Sheridan Road                                                Beach Park            IL
          94  27 West 370 Geneva Road                                                  West Chicago          IL
          95  850 Villa Street                                                         Elgin                 IL
          96  3201 NE 223rd Avenue                                                     Fairview              OR
          97  2100 Stemmons Freeway                                                    Dallas                TX

        98.1  1256 Washington Street                                                   Weymouth              MA
        98.2  55 East Jamestown Street                                                 Stockton              CA
        98.3  456 Main Street                                                          Northborough          MA
        98.4  11469 Washington Boulevard                                               Whittier              CA
        98.5  583 Lynnway                                                              Lynn                  MA
          98  Various                                                                  Various               Various

          99  1621 Huguenot Road                                                       Midlothian            VA
         100  10864 Laurel Canyon Boulevard                                            San Fernando          CA

       101.1  6301 South Western Street                                                Amarillo              TX
       101.2  2927 Blackburn Street                                                    Amarillo              TX
       101.3  2518 Britain Drive                                                       Amarillo              TX
         101  Various                                                                  Amarillo              TX

         102  1900 Meeker Avenue                                                       Richmond              CA
         103  32371 San Juan Creek Road                                                San Juan Capistrano   CA
         104  700 - 701 Lombardi Court                                                 Santa Rosa            CA
         105  8909 Hughes Ranch Road                                                   Pearland              TX
         106  6600 North 10th Street                                                   McAllen               TX
         107  200 Warren Drive                                                         West Monroe           LA
         108  4507 Brooklyn Avenue                                                     Seattle               WA


Sequence
Number                    Zip Code      Mortgage Rate (%)  AmortizationBasis         Original Balance       Cut-off Balance
------                    --------      -----------------  -----------------         ----------------       ---------------
           1                 43215                 5.147%  ACT/360                        $26,000,000           $25,942,802
           2                 92692                 5.700%  ACT/360                         24,000,000            24,000,000
           3                 97015                 5.745%  ACT/360                         12,000,000            11,976,783
           4                 75287                 4.980%  ACT/360                         11,000,000            11,000,000
           5                 45245                 5.140%  ACT/360                         10,600,000            10,576,646

         6.1                 19128                                                          4,100,000             4,072,141
         6.2                 19128                                                          2,800,000             2,780,975
         6.3                 19128                                                          2,000,000             1,986,410
           6                 19128                 4.469%  ACT/360                          8,900,000             8,839,526

           7                 45324                 5.550%  ACT/360                          7,500,000             7,484,859
           8                 44132                 5.802%  ACT/360                          6,300,000             6,287,963
           9                 10456                 5.901%  ACT/360                          4,600,000             4,587,449
          10                 10458                 5.901%  ACT/360                          4,600,000             4,587,449
          11                 70401                 5.954%  ACT/360                          4,140,000             4,132,352
          12                 78660                 5.817%  ACT/360                          3,820,000             3,809,372
          13                 17111                 5.115%  ACT/360                          3,520,000             3,500,634
          14                 28405                 6.308%  ACT/360                          2,980,000             2,977,204
          15                 32210                 5.800%  ACT/360                          2,560,000             2,556,191
          16                 97205                 5.700%  ACT/360                          2,010,000             2,007,881
          17                 76309                 6.401%  ACT/360                          1,849,612             1,820,632
          18                 53018                 6.076%  ACT/360                          1,700,000             1,696,944
          19                 53132                 5.940%  ACT/360                          1,400,000             1,396,215
          20                 66604                 5.890%  ACT/360                         68,710,962            68,710,962
          21                 22182                 5.940%  ACT/360                         44,000,000            43,622,666
          22                 32569                 5.416%  ACT/360                         42,500,000            42,411,692
          23                 99218                 4.285%  30/360                          30,850,000            30,850,000

        24.1                 12061                                                          9,800,000             9,800,000
        24.2                 21236                                                          8,400,000             8,400,000
        24.3                 21901                                                          6,750,000             6,750,000
        24.4                 12205                                                          5,765,000             5,765,000
          24               Various                 4.736%  ACT/360                         30,715,000            30,715,000

          25                 44512                 5.940%  ACT/360                         23,597,562            23,597,562
          26                 66046                 5.085%  30/360                          14,700,000            14,700,000

        27.1                 76039                                                          8,950,000             8,950,000
        27.2                 73072                                                          2,900,000             2,900,000
        27.3                 73003                                                          1,850,000             1,850,000
          27               Various                 4.374%  30/360                          13,700,000            13,700,000

          28                 19464                 4.773%  ACT/360                         12,400,000            12,400,000
          29                 92373                 5.626%  ACT/360                         12,250,000            12,176,303
          30                 98270                 5.085%  30/360                          11,800,000            11,800,000
          31                 29406                 4.760%  30/360                          11,050,000            11,050,000
          32                 16319                 4.975%  30/360                          10,900,000            10,900,000
          33                 91604                 6.100%  ACT/360                          9,249,902             9,224,639
          34                 76021                 5.800%  ACT/360                          9,050,000             9,050,000
          35                 94523                 5.790%  ACT/360                          8,000,000             7,977,603
          36                 32218                 4.742%  ACT/360                          8,000,000             7,932,854

        37.1                 27948                                                          1,975,000             1,975,000
        37.2                 29210                                                          1,750,000             1,750,000
        37.3                 29650                                                          1,650,000             1,650,000
        37.4                 38555                                                          1,425,000             1,425,000
          37               Various                 5.275%  30/360                           6,800,000             6,800,000

          38                 85023                 6.289%  ACT/360                          6,750,000             6,733,206
          39                 33314                 4.322%  30/360                           6,400,000             6,400,000
          40                 75071                 6.226%  ACT/360                          6,192,921             6,171,279
          41                 03801                 4.600%  ACT/360                          6,000,000             5,955,313
          42                 45066                 4.111%  30/360                           5,510,000             5,510,000
          43                 27407                 4.222%  30/360                           5,450,000             5,450,000
          44                 17111                 6.073%  ACT/360                          5,500,000             5,439,076
          45                 19963                 6.040%  ACT/360                          5,400,000             5,332,546
          46                 22180                 6.204%  ACT/360                          4,800,000             4,787,810
          47                 29640                 5.320%  30/360                           4,250,000             4,250,000
          48                 37160                 5.968%  ACT/360                          4,250,000             4,234,263
          49                 76543                 5.630%  ACT/360                          4,000,000             3,975,956
          50                 97338                 5.978%  ACT/360                          2,450,000             2,443,296
          51                 70510                 6.700%  ACT/360                          1,544,765             1,541,044
          52                 76502                 5.740%  ACT/360                          1,350,000             1,342,076
          53                 37760                 6.702%  ACT/360                          1,000,000               997,592
          54                 94104                 4.867%  ACT/360                        150,000,000           150,000,000

        55.1                 95678                                                         10,500,000            10,380,551
        55.2                 95678                                                          9,400,000             9,293,064
        55.3                 95670                                                          8,100,000             8,007,853
          55                 95678                 5.570%  ACT/360                         28,000,000            27,681,468

          56                 92614                 5.710%  ACT/360                         20,355,000            20,355,000
          57                 20814                 5.614%  ACT/360                         17,250,000            17,250,000
          58                 84121                 4.995%  ACT/360                         17,250,000            17,192,313
          59                 33634                 5.132%  ACT/360                         16,800,000            16,670,016
          60                 75034                 6.092%  ACT/360                         16,113,700            16,084,839
          61                 75205                 5.203%  ACT/360                         15,225,000            15,225,000

        62.1                 77304                                                          6,090,000             6,041,135
        62.2                 77304                                                          5,950,000             5,902,258
        62.3                 77304                                                          2,100,000             2,083,150
          62                 77304                 5.743%  ACT/360                         14,140,000            14,026,543

          63                 94520                 5.844%  ACT/360                         14,000,000            13,932,770
          64                 94111                 4.950%  ACT/360                         13,000,000            12,826,852
          65                 95959                 6.062%  ACT/360                          8,520,000             8,501,695
          66                 33173                 5.798%  ACT/360                          8,400,000             8,367,706
          67                 99508                 5.743%  ACT/360                          7,210,000             7,152,148
          68                 99352                 5.856%  ACT/360                          6,468,750             6,450,915
          69                 76180                 5.743%  ACT/360                          6,222,494             6,172,565
          70                 32714                 6.112%  ACT/360                          6,100,000             6,089,123
          71                 75251                 5.743%  ACT/360                          6,090,000             6,041,135
          72                 78412                 5.116%  ACT/360                          5,894,000             5,840,229
          73                 91745                 6.150%  ACT/360                          5,175,000             5,158,617
          74                 93401                 6.000%  ACT/360                          5,000,000             4,995,022
          75                 90401                 5.994%  ACT/360                          4,000,000             3,992,676
          76                 89123                 6.260%  ACT/360                          3,600,000             3,590,980
          77                 77099                 5.787%  ACT/360                          3,200,000             3,190,952
          78                 92660                 6.116%  ACT/360                          2,445,604             2,436,843
          79                 37347                 5.116%  ACT/360                          2,403,282             2,381,357
          80                 98403                 5.331%  ACT/360                          1,800,000             1,790,548
          81                 37211                 5.116%  ACT/360                          1,038,537             1,029,062
          82                 02852                 6.310%  ACT/360                         21,500,000            21,252,588
          83                 79936                 5.090%  30/360                          11,300,000            11,300,000
          84                 50401                 5.390%  30/360                           5,333,000             5,333,000

          85                 33876                 5.320%  ACT/360                         21,984,005            21,984,005
          86                 46550                 5.320%  ACT/360                          7,360,000             7,360,000
          87                 23875                 5.320%  ACT/360                          6,000,000             6,000,000
          88                 46236                 5.320%  ACT/360                          4,640,000             4,640,000
                                                                                           39,984,005            39,984,005

        89.1                 33635                                                          7,303,188             7,303,188
        89.2                 49548                                                          6,740,000             6,740,000
        89.3                 49548                                                          6,320,000             6,320,000
        89.4                 48892                                                          5,200,000             5,200,000
          89               Various                 5.320%  ACT/360                         25,563,188            25,563,188
          90                 45042                 5.320%  ACT/360                          9,593,686             9,593,686
                                                                                           35,156,874            35,156,874

        91.1                 17603                                                         17,710,525            17,710,525
        91.2                 48519                                                          8,160,000             8,160,000
        91.3                 33908                                                          5,360,000             5,360,000
        91.4                 48062                                                          3,680,000             3,680,000
          91               Various                 4.931%  ACT/360                         34,910,525            34,910,525

          92                 60018                 5.521%  ACT/360                         10,962,952            10,962,952
          93                 60087                 5.521%  ACT/360                          7,252,706             7,252,706
          94                 60185                 5.521%  ACT/360                          5,417,941             5,417,941
          95                 60120                 5.521%  ACT/360                          4,738,925             4,738,925
          96                 97024                 6.193%  ACT/360                          3,100,000             3,094,573
          97                 75207                 6.097%  ACT/360                         66,000,000            65,903,426

        98.1                 02189                                                          4,640,000             4,640,000
        98.2                 95207                                                          3,240,000             3,240,000
        98.3                 01532                                                          2,608,000             2,608,000
        98.4                 90606                                                          2,544,000             2,544,000
        98.5                 01905                                                          2,480,000             2,480,000
          98               Various                 4.856%  ACT/360                         15,512,000            15,512,000

          99                 23113                 6.220%  ACT/360                          8,000,000             7,979,762
         100                 91340                 5.650%  ACT/360                          8,000,000             7,965,816

       101.1                 79110                                                          4,275,000             4,237,071
       101.2                 79109                                                          1,650,000             1,635,361
       101.3                 79109                                                          1,275,000             1,263,688
         101               Various                 5.580%  ACT/360                          7,200,000             7,136,120

         102                 94804                 5.751%  ACT/360                          5,325,000             5,304,316
         103                 92675                 5.730%  ACT/360                          4,775,000             4,761,445
         104                 95407                 5.338%  ACT/360                          4,400,000             4,400,000
         105                 77584                 5.530%  ACT/360                          1,800,000             1,794,683
         106                 78504                 6.200%  ACT/360                          1,762,500             1,759,419
         107                 71291                 6.730%  ACT/360                          1,350,000             1,345,262
         108                 98105                 6.276%  ACT/360                         11,000,000            10,971,427
                                                                                                             $1,296,027,784


Sequence        Remaining Term To        Stated Maturity
Number       Stated Maturity (months)               Date              Due Date       Monthly Payment
------       ------------------------               ----              --------       ---------------
           1                    58              8/1/2009                     1              $141,919
           2                   119              9/1/2014                     1               139,296
           3                   118              8/1/2014                     1                69,991
           4                    59              9/1/2009                     1                     0
           5                    58              8/1/2009                     1                57,813

         6.1
         6.2
         6.3
           6                    54              4/1/2009                     1                43,736

           7                    58              8/1/2009                     1                42,820
           8                   118              8/1/2014                     1                36,973
           9                    57              7/1/2009                     1                27,287
          10                    57              7/1/2009                     1                27,287
          11                   118              8/1/2014                     1                24,699
          12                   117              7/1/2014                     1                22,455
          13                    55              5/1/2009                     1                19,144
          14                   143              9/1/2016                     1                18,461
          15                   119              9/1/2014                     1                16,183
          16                   119              9/1/2014                     1                11,666
          17                   108             10/1/2013                     1                12,375
          18                   142              8/1/2016                     1                10,276
          19                   141              7/1/2016                     1                 8,340
          20                   117              7/1/2014                     1               407,110
          21                   111              1/1/2014                     1               262,107
          22                    82              8/1/2011                     1               239,075
          23                    57              7/1/2009                     1               110,160

        24.1
        24.2
        24.3
        24.4
          24                    54              4/1/2009                     1               159,965

          25                   117              7/1/2014                     1               140,570
          26                    58              8/1/2009                     1                62,291

        27.1
        27.2
        27.3
          27                    55              5/1/2009                     1                49,937

          28                    54              4/1/2009                     1                64,856
          29                   114              4/1/2014                     1                70,526
          30                    58              8/1/2009                     1                50,003
          31                    57              7/1/2009                     1                43,832
          32                    58              8/1/2009                     1                45,190
          33                   170             12/1/2018                     1                56,446
          34                   116              6/1/2014                     1                53,101
          35                   117              7/1/2014                     1                46,889
          36                    53              3/1/2009                     1                41,693

        37.1
        37.2
        37.3
        37.4
          37                    58              8/1/2009                     1                29,892

          38                   117              7/1/2014                     1                41,732
          39                    56              6/1/2009                     1                23,051
          40                   116              6/1/2014                     1                38,034
          41                    54              4/1/2009                     1                30,759
          42                    80              6/1/2011                     1                18,876
          43                    56              6/1/2009                     1                19,175
          44                   168             10/1/2018                     1                33,234
          45                   111              1/1/2014                     1                34,924
          46                   117              7/1/2014                     1                29,411
          47                    82              8/1/2011                     1                18,842
          48                   116              6/1/2014                     1                25,394
          49                   114              4/1/2014                     1                23,039
          50                   118              8/1/2014                     1                15,752
          51                   118              8/1/2014                     1                10,624
          52                   114              4/1/2014                     1                 7,870
          53                   118              8/1/2014                     1                 6,879
          54                    83              9/1/2011                     1                     0

        55.1
        55.2
        55.3
          55                    73             11/1/2010                     1               160,213

          56                    57              7/1/2009                     1                     0
          57                   117              7/1/2014                     1                     0
          58                    57              7/1/2009                     1                92,546
          59                    77              3/1/2011                     1                91,546
          60                   118              8/1/2014                     1                97,565
          61                    80              6/1/2011                     1                83,630

        62.1
        62.2
        62.3
          62                   112              2/1/2014                     1                82,457

          63                   116              6/1/2014                     1                85,999
          64                    52              2/1/2009                     1                75,618
          65                   119              9/1/2014                     1                61,345
          66                   116              6/1/2014                     1                49,277
          67                   112              2/1/2014                     1                42,045
          68                   117              7/1/2014                     1                38,187
          69                   112              2/1/2014                     1                36,286
          70                   118              8/1/2014                     1                37,013
          71                   112              2/1/2014                     1                35,514
          72                    52              2/1/2009                     1                32,058
          73                   117              7/1/2014                     1                32,546
          74                   119              9/1/2014                     1                29,978
          75                   118              8/1/2014                     1                23,967
          76                   117              7/1/2014                     1                22,189
          77                   118              8/1/2014                     1                20,203
          78                   116              6/1/2014                     1                14,846
          79                    52              2/1/2009                     1                13,072
          80                   115              5/1/2014                     1                10,030
          81                    52              2/1/2009                     1                 5,649
          82                   107              9/1/2013                     1               133,219
          83                    58              8/1/2009                     1                47,931
          84                    58              8/1/2009                     1                23,954

          85                   141              7/1/2016                     1               122,351
          86                   141              7/1/2016                     1                40,962
          87                   141              7/1/2016                     1                33,393
          88                   141              7/1/2016                     1                25,824


        89.1
        89.2
        89.3
        89.4
          89                   141              7/1/2016                     1               142,271
          90                   141              7/1/2016                     1                53,393


        91.1
        91.2
        91.3
        91.4
          91                    81              7/1/2011                     1               185,934

          92                    57              7/1/2009                     1                62,388
          93                    57              7/1/2009                     1                41,273
          94                    57              7/1/2009                     1                30,832
          95                    57              7/1/2009                     1                26,968
          96                   178              8/1/2019                     1                18,972
          97                   119              9/1/2014                     1               415,095

        98.1
        98.2
        98.3
        98.4
        98.5
          98                    80              6/1/2011                     1                81,915

          99                   117              7/1/2014                     1                49,101
         100                   117              7/1/2014                     1                49,846

       101.1
       101.2
       101.3
         101                   114              4/1/2014                     1                44,559

         102                   116              6/1/2014                     1                31,079
         103                   117              7/1/2014                     1                27,805
         104                   117              7/1/2014                     1                     0
         105                    58              8/1/2009                     1                11,086
         106                   118              8/1/2014                     1                10,795
         107                   117              7/1/2014                     1                 9,310
         108                   118              8/1/2014                     1                72,741


Sequence                                   Primary Servicing                 Master Servicing
Number        Administrative Fee Rate               Fee Rate                         Fee Rate
------        -----------------------               --------                         --------
           1                   0.112%                  0.100%                          0.010%
           2                   0.112%                  0.100%                          0.010%
           3                   0.062%                  0.050%                          0.010%
           4                   0.112%                  0.100%                          0.010%
           5                   0.112%                  0.100%                          0.010%

         6.1
         6.2
         6.3
           6                   0.032%                  0.010%                          0.020%

           7                   0.112%                  0.100%                          0.010%
           8                   0.072%                  0.060%                          0.010%
           9                   0.032%                  0.010%                          0.020%
          10                   0.032%                  0.010%                          0.020%
          11                   0.082%                  0.070%                          0.010%
          12                   0.082%                  0.070%                          0.010%
          13                   0.032%                  0.010%                          0.020%
          14                   0.082%                  0.070%                          0.010%
          15                   0.062%                  0.050%                          0.010%
          16                   0.062%                  0.050%                          0.010%
          17                   0.042%                  0.030%                          0.010%
          18                   0.092%                  0.080%                          0.010%
          19                   0.092%                  0.080%                          0.010%
          20                   0.032%                  0.020%                          0.010%
          21                   0.112%                  0.100%                          0.010%
          22                   0.082%                  0.060%                          0.020%
          23                   0.032%                  0.010%                          0.020%

        24.1
        24.2
        24.3
        24.4
          24                   0.032%                  0.010%                          0.020%

          25                   0.032%                  0.020%                          0.010%
          26                   0.032%                  0.010%                          0.020%

        27.1
        27.2
        27.3
          27                   0.032%                  0.010%                          0.020%

          28                   0.032%                  0.010%                          0.020%
          29                   0.112%                  0.100%                          0.010%
          30                   0.032%                  0.010%                          0.020%
          31                   0.032%                  0.010%                          0.020%
          32                   0.032%                  0.010%                          0.020%
          33                   0.112%                  0.100%                          0.010%
          34                   0.112%                  0.100%                          0.010%
          35                   0.112%                  0.100%                          0.010%
          36                   0.072%                  0.050%                          0.020%

        37.1
        37.2
        37.3
        37.4
          37                   0.032%                  0.010%                          0.020%

          38                   0.072%                  0.060%                          0.010%
          39                   0.032%                  0.010%                          0.020%
          40                   0.072%                  0.060%                          0.010%
          41                   0.032%                  0.010%                          0.020%
          42                   0.032%                  0.010%                          0.020%
          43                   0.032%                  0.010%                          0.020%
          44                   0.042%                  0.030%                          0.010%
          45                   0.112%                  0.100%                          0.010%
          46                   0.062%                  0.050%                          0.010%
          47                   0.032%                  0.010%                          0.020%
          48                   0.112%                  0.100%                          0.010%
          49                   0.112%                  0.100%                          0.010%
          50                   0.062%                  0.050%                          0.010%
          51                   0.092%                  0.080%                          0.010%
          52                   0.112%                  0.100%                          0.010%
          53                   0.092%                  0.080%                          0.010%
          54                   0.042%                  0.030%                          0.010%

        55.1
        55.2
        55.3
          55                   0.032%                  0.010%                          0.020%

          56                   0.052%                  0.040%                          0.010%
          57                   0.112%                  0.100%                          0.010%
          58                   0.112%                  0.100%                          0.010%
          59                   0.112%                  0.100%                          0.010%
          60                   0.112%                  0.100%                          0.010%
          61                   0.112%                  0.100%                          0.010%

        62.1
        62.2
        62.3
          62                   0.112%                  0.100%                          0.010%

          63                   0.112%                  0.100%                          0.010%
          64                   0.032%                  0.010%                          0.020%
          65                   0.112%                  0.100%                          0.010%
          66                   0.112%                  0.100%                          0.010%
          67                   0.112%                  0.100%                          0.010%
          68                   0.062%                  0.050%                          0.010%
          69                   0.112%                  0.100%                          0.010%
          70                   0.072%                  0.060%                          0.010%
          71                   0.112%                  0.100%                          0.010%
          72                   0.112%                  0.100%                          0.010%
          73                   0.112%                  0.100%                          0.010%
          74                   0.062%                  0.050%                          0.010%
          75                   0.062%                  0.050%                          0.010%
          76                   0.112%                  0.100%                          0.010%
          77                   0.062%                  0.050%                          0.010%
          78                   0.062%                  0.050%                          0.010%
          79                   0.112%                  0.100%                          0.010%
          80                   0.062%                  0.050%                          0.010%
          81                   0.112%                  0.100%                          0.010%
          82                   0.112%                  0.100%                          0.010%
          83                   0.032%                  0.010%                          0.020%
          84                   0.032%                  0.010%                          0.020%

          85                   0.112%                  0.100%                          0.010%
          86                   0.112%                  0.100%                          0.010%
          87                   0.112%                  0.100%                          0.010%
          88                   0.112%                  0.100%                          0.010%


        89.1
        89.2
        89.3
        89.4
          89                   0.112%                  0.100%                          0.010%
          90                   0.112%                  0.100%                          0.010%


        91.1
        91.2
        91.3
        91.4
          91                   0.112%                  0.100%                          0.010%

          92                   0.112%                  0.100%                          0.010%
          93                   0.112%                  0.100%                          0.010%
          94                   0.112%                  0.100%                          0.010%
          95                   0.112%                  0.100%                          0.010%
          96                   0.062%                  0.050%                          0.010%
          97                   0.042%                  0.030%                          0.010%

        98.1
        98.2
        98.3
        98.4
        98.5
          98                   0.112%                  0.100%                          0.010%

          99                   0.112%                  0.100%                          0.010%
         100                   0.112%                  0.100%                          0.010%

       101.1
       101.2
       101.3
         101                   0.112%                  0.100%                          0.010%

         102                   0.112%                  0.100%                          0.010%
         103                   0.112%                  0.100%                          0.010%
         104                   0.062%                  0.050%                          0.010%
         105                   0.062%                  0.050%                          0.010%
         106                   0.062%                  0.050%                          0.010%
         107                   0.062%                  0.050%                          0.010%
         108                   0.062%                  0.050%                          0.010%


Sequence
Number            Ownership Interest             Crossed       Original Amortization (months)
------            ------------------             -------       ------------------------------
           1                     Fee                      No                             360
           2               Leasehold                      No                             360
           3                     Fee                      No                             360
           4                     Fee                      No                               0
           5                     Fee                      No                             360

         6.1                     Fee                      No
         6.2                     Fee                      No
         6.3                     Fee                      No
           6                     Fee                      No                             360

           7                     Fee                      No                             360
           8                     Fee                      No                             360
           9                     Fee                      No                             360
          10                     Fee                      No                             360
          11                     Fee                      No                             360
          12                     Fee                      No                             360
          13                     Fee                      No                             360
          14                     Fee                      No                             360
          15                     Fee                      No                             300
          16                     Fee                      No                             360
          17                     Fee                      No                             300
          18           Fee/Leasehold                      No                             360
          19                     Fee                      No                             360
          20                     Fee                      No                             360
          21                     Fee                      No                             360
          22                     Fee                      No                             360
          23                     Fee                      No                               0

        24.1                     Fee                      No
        24.2                     Fee                      No
        24.3                     Fee                      No
        24.4                     Fee                      No
          24                     Fee                      No                             360

          25                     Fee                      No                             360
          26                     Fee                      No                               0

        27.1                     Fee                      No
        27.2                     Fee                      No
        27.3                     Fee                      No
          27                     Fee                      No                               0

          28                     Fee                      No                             360
          29                     Fee                      No                             360
          30                     Fee                      No                               0
          31                     Fee                      No                               0
          32                     Fee                      No                               0
          33           Fee/Leasehold                      No                             353
          34                     Fee                      No                             360
          35                     Fee                      No                             360
          36                     Fee                      No                             360

        37.1                     Fee                      No
        37.2                     Fee                      No
        37.3                     Fee                      No
        37.4                     Fee                      No
          37                     Fee                      No                               0

          38                     Fee                      No                             360
          39                     Fee                      No                               0
          40                     Fee                      No                             360
          41                     Fee                      No                             360
          42                     Fee                      No                               0
          43                     Fee                      No                               0
          44                     Fee                      No                             360
          45                     Fee                      No                             300
          46                     Fee                      No                             360
          47           Fee/Leasehold                      No                               0
          48                     Fee                      No                             360
          49                     Fee                      No                             360
          50                     Fee                      No                             300
          51                     Fee                      No                             300
          52                     Fee                      No                             360
          53                     Fee                      No                             300
          54                     Fee                      No                               0

        55.1                     Fee                      No
        55.2                     Fee                      No
        55.3                     Fee                      No
          55                     Fee                      No                             360

          56                     Fee                      No                               0
          57                     Fee                      No                               0
          58                     Fee                      No                             360
          59                     Fee                      No                             360
          60                     Fee                      No                             360
          61                     Fee                      No                             360

        62.1           Fee/Leasehold                      No
        62.2           Fee/Leasehold                      No
        62.3           Fee/Leasehold                      No
          62           Fee/Leasehold                      No                             360

          63                     Fee                      No                             324
          64                     Fee                      No                             300
          65                     Fee                      No                             240
          66                     Fee                      No                             360
          67           Fee/Leasehold                      No                             360
          68               Leasehold                      No                             360
          69           Fee/Leasehold                      No                             360
          70                     Fee                      No                             360
          71                     Fee                      No                             360
          72           Fee/Leasehold                      No                             360
          73                     Fee                      No                             330
          74                     Fee                      No                             360
          75                     Fee                      No                             360
          76                     Fee                      No                             360
          77                     Fee                      No                             300
          78                     Fee                      No                             360
          79           Fee/Leasehold                      No                             360
          80                     Fee                      No                             360
          81           Fee/Leasehold                      No                             360
          82                     Fee                      No                             360
          83                     Fee                      No                               0
          84                     Fee                      No                               0

          85                     Fee   Yes(BACM 04-4-SUN P1)                             360
          86                     Fee   Yes(BACM 04-4-SUN P1)                             360
          87                     Fee   Yes(BACM 04-4-SUN P1)                             360
          88                     Fee   Yes(BACM 04-4-SUN P1)                             360


        89.1                     Fee  Yes(BACM 04-4-SUN P12)
        89.2                     Fee  Yes(BACM 04-4-SUN P12)
        89.3                     Fee  Yes(BACM 04-4-SUN P12)
        89.4                     Fee  Yes(BACM 04-4-SUN P12)
          89                     Fee  Yes(BACM 04-4-SUN P12)                             360
          90                     Fee  Yes(BACM 04-4-SUN P12)                             360


        91.1                     Fee                      No
        91.2                     Fee                      No
        91.3                     Fee                      No
        91.4                     Fee                      No
          91                     Fee                      No                             360

          92                     Fee                      No                             360
          93                     Fee                      No                             360
          94                     Fee                      No                             360
          95                     Fee                      No                             360
          96                     Fee                      No                             360
          97               Leasehold                      No                             330

        98.1                     Fee                      No
        98.2                     Fee                      No
        98.3                     Fee                      No
        98.4           Fee/Leasehold                      No
        98.5                     Fee                      No
          98           Fee/Leasehold                      No                             360

          99                     Fee                      No                             360
         100                     Fee                      No                             300

       101.1                     Fee                      No
       101.2                     Fee                      No
       101.3                     Fee                      No
         101                     Fee                      No                             300

         102                     Fee                      No                             360
         103                     Fee                      No                             360
         104                     Fee                      No                               0
         105                     Fee                      No                             300
         106                     Fee                      No                             360
         107                     Fee                      No                             300
         108                     Fee                      No                             300


Sequence
Number                    ARD Loan          Grace Period            Loan Group
------                    --------          ------------            ----------
           1                    No                     5                     2
           2                    No                     5                     2
           3                    No                     5                     1
           4                    No                    10                     2
           5                    No                    10                     2

         6.1                                                                 2
         6.2                                                                 2
         6.3                                                                 2
           6                    No                     5                     2

           7                    No                    10                     2
           8                    No                     5                     2
           9                    No                     5                     2
          10                    No                     5                     2
          11                    No                     5                     2
          12                    No                     5                     2
          13                    No                     5                     2
          14                    No                     5                     2
          15                    No                     5                     2
          16                    No                     5                     2
          17                    No                    10                     2
          18                    No                     5                     2
          19                    No                     5                     2
          20                    No                     5                     1
          21                    No                    10                     1
          22                    No                     5                     1
          23                    No                     5                     1

        24.1                                                                 1
        24.2                                                                 1
        24.3                                                                 1
        24.4                                                                 1
          24                    No                     5                     1

          25                    No                     5                     1
          26                    No                     5                     1

        27.1                                                                 1
        27.2                                                                 1
        27.3                                                                 1
          27                    No                     5                     1

          28                    No                     5                     1
          29                    No                    10                     1
          30                    No                     5                     1
          31                    No                     5                     1
          32                    No                     5                     1
          33                    No                    10                     1
          34                    No                    10                     1
          35                    No                    10                     1
          36                    No                     5                     1

        37.1                                                                 1
        37.2                                                                 1
        37.3                                                                 1
        37.4                                                                 1
          37                    No                     5                     1

          38                    No                    10                     1
          39                    No                     5                     1
          40                    No                    10                     1
          41                    No                     5                     1
          42                    No                     5                     1
          43                    No                     5                     1
          44                    No                    10                     1
          45                    No                    10                     1
          46                    No                     5                     1
          47                    No                     5                     1
          48                    No                    10                     1
          49                    No                    10                     1
          50                    No                     5                     1
          51                    No                     5                     1
          52                    No                    10                     1
          53                    No                     5                     1
          54                    No                     0                     1

        55.1                                                                 1
        55.2                                                                 1
        55.3                                                                 1
          55                    No                     0                     1

          56                    No                    10                     1
          57                    No                     5                     1
          58                    No                    10                     1
          59                    No                    10                     1
          60                    No                     5                     1
          61                    No                    10                     1

        62.1                                                                 1
        62.2                                                                 1
        62.3                                                                 1
          62                    No                    10                     1

          63                    No                    10                     1
          64                    No                     5                     1
          65                   Yes                     5                     1
          66                    No                    10                     1
          67                    No                    10                     1
          68                    No                     5                     1
          69                    No                    10                     1
          70                    No                     5                     1
          71                    No                    10                     1
          72                    No                    10                     1
          73                    No                    10                     1
          74                    No                     5                     1
          75                    No                    10                     1
          76                    No                     5                     1
          77                    No                     5                     1
          78                    No                     7                     1
          79                    No                    10                     1
          80                    No                     5                     1
          81                    No                    10                     1
          82                    No                    10                     1
          83                   Yes                     5                     1
          84                   Yes                     5                     1

          85                    No                     5                     2
          86                    No                     5                     2
          87                    No                     5                     2
          88                    No                     5                     2


        89.1                                                                 2
        89.2                                                                 2
        89.3                                                                 2
        89.4                                                                 2
          89                    No                     5                     2
          90                    No                     5                     2


        91.1                                                                 1
        91.2                                                                 1
        91.3                                                                 1
        91.4                                                                 1
          91                    No                     5                     1

          92                    No                     0                     1
          93                    No                     0                     1
          94                    No                     0                     1
          95                    No                     0                     1
          96                    No                     5                     1
          97                    No                     5                     1

        98.1                                                                 1
        98.2                                                                 1
        98.3                                                                 1
        98.4                                                                 1
        98.5                                                                 1
          98                    No                    10                     1

          99                    No                     5                     1
         100                    No                    10                     1

       101.1                                                                 1
       101.2                                                                 1
       101.3                                                                 1
         101                    No                    10                     1

         102                    No                     5                     1
         103                    No                    10                     1
         104                    No                     5                     1
         105                    No                     5                     1
         106                    No                     5                     1
         107                    No                     5                     1
         108                   Yes                     5                     1

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                  Schedule II

        Representations and Warranties with respect to the Mortgage Loans
        -----------------------------------------------------------------

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least 12 months. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or
(ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

            (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To Seller's knowledge there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                Schedule IIA MLPA

              BSCMI - Exceptions to Representations and Warranties


---------------------------------- ------------- ------------------------- ----------------------------------
REP NO.                            LOAN NO.      LOAN NAME                 EXPLANATION
-------                            --------      ---------                 -----------

---------------------------------- ------------- ------------------------- ----------------------------------
23
--
Other Mortgage Liens               40284         Roxborough Portfolio      The Mortgaged Property secures a
                                                                           $650,000 B Note that is
                                                                           subordinate to the Loan that is
                                                                           subject to an intercreditor
                                                                           agreement.

---------------------------------- ------------- ------------------------- ----------------------------------
28
--
Releases/Substitution of           40717         Pottstown                 Borrower can cause the release
Mortgaged Property                                                         of the former gas station parcel
                                                                           at the Property subject to
                                                                           certain terms and conditions and
                                                                           payment of $200,000.

---------------------------------- ------------- ------------------------- ----------------------------------
34
--
Due on Sale                        39141         Evergreen                 The related Mortgagor's parent
                                                                           has incurred mezzanine debt that
                                                                           is secured by a pledge of the
                                                                           interests in the related
                                                                           Mortgagor.

                                   39914         Kraft                     The Loan allows transfers of
                                                                           tenant-in-common interests in
                                                                           the Mortgaged Property.

                                   39342         Santa Rosa Mall           The related Mortgagor's parent
                                                                           has the right to incurr
                                                                           mezzanine debt that is secured
                                                                           by a pledge of the interests in
                                                                           the related Mortgagor.
---------------------------------- ------------- ------------------------- ----------------------------------

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14
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Terrorism Insurance                39593         Cranberry Square          The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   39914         Kraft Mason City          The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   39952         Paradise Promenade        The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   40390         Inland Southwest          The related Mortgagor is
                                                 Portfolio                 required to obtain and maintain
                                                                           terrorism coverage if commercially
                                                                           available for properties similar to
                                                                           the Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.

                                   40704         Wendover Village          The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   40719         Northpointe Plaza         The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   40740         North Rivers Town Center  The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   41020         Springboro Plaza          The related Mortgagor is required
                                                                           to obtain and maintain terrorism
                                                                           coverage if commercially available
                                                                           for properties similar to the
                                                                           Mortgaged Property and located in
                                                                           or around the region in which the
                                                                           Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.


                                   41160         Pine Ridge Plaza          Therelated Mortgagor is required to
                                                                           obtain and maintain terrorism
                                                                           coverage if commercially available
                                                                           for properties similar to the
                                                                           Mortgaged Property and located in
                                                                           or around the region in which the
                                                                           Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.


                                                 Center Pointe Shopping
                                   41195         Center                    The related Mortgagor is
                                                                           required to obtain and maintain
                                                                           terrorism coverage if
                                                                           commercially available for
                                                                           properties similar to the
                                                                           Mortgaged Property and located
                                                                           in or around the region in which
                                                                           the Mortgaged Property is
                                                                           located; provided, however, the
                                                                           related Mortgagor is not
                                                                           required to obtain such coverage
                                                                           subject to satisfaction of
                                                                           certain conditions, including
                                                                           self-insurance and guaranty
                                                                           execution.

                                   41196         Inland Eckerd Portfolio   The related Mortgagor is required
                                                                           to obtain and maintain terrorism
                                                                           coverage if commercially available
                                                                           for properties similar to the
                                                                           Mortgaged Property and located in
                                                                           or around the region in which the
                                                                           Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.


                                   41399         Wrangler Company          The related Mortgagor is required
                                                                           to obtain and maintain terrorism
                                                                           coverage if commercially available
                                                                           for properties similar to the
                                                                           Mortgaged Property and located in
                                                                           or around the region in which the
                                                                           Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.

                                   41602         Plaza at Marysville       The related Mortgagor is required
                                                                           to obtain and maintain terrorism
                                                                           coverage if commercially available
                                                                           for properties similar to the
                                                                           Mortgaged Property and located in
                                                                           or around the region in which the
                                                                           Mortgaged Property is located;
                                                                           provided, however, the related
                                                                           Mortgagor is not required to obtain
                                                                           such coverage subject to
                                                                           satisfaction of certain conditions,
                                                                           including self-insurance and
                                                                           guaranty execution.
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